UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23037

Exact name of registrant as specified in charter:	abrdn World Healthcare Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2024

Item 1. Reports to Stockholders.

abrdn World Healthcare Fund (THW)
(formerly, Tekla World Healthcare Fund)
Semi-Annual Report
March 31, 2024
abrdn.com

Distribution Plan  (unaudited)

The Board of Trustees (the "Board") of the abrdn World Healthcare Fund (the "Fund") has authorized a stable distribution policy ("SDP") of paying monthly distributions at an annual rate set once a year. The Fund's current monthly distribution is set at a rate of $0.1167 per share. The SDP is subject to regular review by the Board. The SDP seeks to provide investors with a distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund's SDP exemptive order. The Fund's Board may amend or terminate the SDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the SDP. You should not draw any conclusions about the Fund's investment performance from the amount of distributions or from the terms of the Fund's SDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each monthly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, September 30. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month-to-month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced October 1, 2023 through the distributions declared on May 9, 2024 consisted of 6% net realized short-term capital gains, 11% net realized long-term capital gains and 83% tax return of capital.
In January 2025, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2024 calendar year.

abrdn World Healthcare Fund

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn World Healthcare Fund (formerly, Tekla World Healthcare Fund) (the “Fund”), for the six-month period ended March 31, 2024.
The Fund’s investment objective is to seek current income and long-term capital appreciation.
Effective close of regular business on October 27, 2023, abrdn Inc. is your new investment adviser. abrdn Inc. assumed responsibility for the management of four former Tekla Capital Management LLC closed-end funds: abrdn Healthcare Investors (Ticker: HQH), formerly Tekla Healthcare Investors, abrdn Life Sciences Investors (Ticker: HQL), formerly Tekla Life Sciences Investors, abrdn Healthcare Opportunities Fund (Ticker: THQ), formerly Tekla Healthcare Opportunities Fund and abrdn World Healthcare Fund (Ticker: THW), formerly Tekla World Healthcare Fund.
Total Investment Return1
For the six-month period ended March 31, 2024, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	13.30%
Market Price[2]	19.73%
80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index[4]	12.77%
For more information about Fund performance, please visit the Fund on the web at www.abrdnthw.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison from current six-month period end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
3/31/2024	$12.53	$13.23	5.59%
9/30/2023	$11.73	$11.72	-0.09%
During the six-month period ended March 31, 2024, the Fund’s NAV was within a range of $10.88 to $12.53 and the Fund’s market price traded within a range of $9.84 to $13.23. During the six-month period ended March 31, 2024, the Fund’s shares traded within a range of a premium(+)/discount(-) of 7.78% to -9.56%.
Portfolio Management Updates
On March 21, 2024, the Fund announced the appointment of Dr. Jason Akus as co-lead portfolio manager to the Fund alongside Dr. Daniel Omstead. Effective June 1, 2024, Dr. Akus will become the lead Portfolio manager. Dr. Akus has served on the investment team with Dr. Omstead for over 20 years. The Fund will continue to be managed in accordance with its existing investment objective and strategies, pursuing the same investment philosophy and employing the same investment process that has served the Fund well through the years.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data include investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	S&P Global 1200 Healthcare Index consists of all members of the S&P Global 1200 that are classified with the GICS® Health Care Sector. S&P 500® Health Care Corporate Bond Index, a subindex of the S&P 500 Bond Index, seeks to measure the performance of the U.S. corporate debt issued by constituents in the health care sector of the S&P 500. The S&P 500 Bond Index is designed to be a corporate-bond counterpart to the S&P 500. The S&P Composite 1500 Health Care REITs Index comprises those companies included in the S&P Composite 1500 that are classified as members of the GICS Health Care REITS industry. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn World Healthcare Fund	1

Letter to Shareholders  (unaudited)  (continued)

Stable Distribution Policy
The Fund has a stable distribution policy (the "Policy") that provides for monthly distributions at a rate set by the Board of Trustees (the "Board"). Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1167 per share to shareholders of record. This Policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On April 9, 2024 and May 9, 2024, the Fund announced that it will pay on April 30, 2024 and May 31, 2024 a distribution of $0.1167 per share to all shareholders of record as of April 23, 2024 and May 23, 2024.
Distributions to common shareholders for the six-month period  ended March 31, 2024 totaled $0.7002 per share. Based on the market price of $13.23 on March 31, 2024, the annualized distribution rate was 10.59%. Based on the NAV of $12.53 on March 31, 2024 the annualized distribution rate was 11.18%.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Fund’s Board approved the renewal of the open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on the Fund's website on a monthly basis. For the six-month period ended March 31, 2024, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis.  Under the terms of the Program, the Fund is permitted to repurchase up to 12% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdnthw.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).

2	abrdn World Healthcare Fund

Letter to Shareholders  (unaudited)  (concluded)

Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President
{foots1}
All amounts are U.S. Dollars unless otherwise stated.
abrdn World Healthcare Fund	3

Letter from Daniel Omstead, Founder of Tekla Capital Management LLC

Dear shareholders,
After more than twenty years of sharing my thoughts with you, this will be my final letter to shareholders. As we announced in recent months, sponsorship and management of your Fund has transitioned to abrdn while Dr. Jason Akus MD, MBA will become Lead Portfolio manager on June 1, 2024.
abrdn, founded in 1825, is a UK-based asset manager offering a large and diverse set of investment products, including closed-end funds. In fact, it is one of the largest managers of closed-end funds worldwide, managing 35 closed-end funds. I am confident that your Fund and its healthcare siblings will benefit from abrdn.
As I make my own transition, I note that my enthusiasm for the healthcare sector continues unabated. After a twenty-year career in pharmaceutical and biotech operating companies and a subsequent twenty-year career investing in such companies, I continue to be amazed by the pace and magnitude of innovation I see. The pharmaceutical (including biotech) sector has been making discoveries that improve and extend the lives of people for nearly one hundred years. I just can’t imagine that it won’t continue for another hundred years. This is great for the lives of people everywhere. And it provides the basis for a long-term investment thesis. Quite a combination.
Sincerely,
Daniel R. Omstead, PhD
Former Portfolio Manager of the Fund

4	abrdn World Healthcare Fund

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended March 31, 2024.
	6 Months	1 Year	3 Years	5 Years	Since Inception
Net Asset Value (NAV)	13.30%	11.19%	4.51%	8.53%	5.45%
Market Price	19.73%	8.00%	6.28%	11.63%	5.52%
80% S&P Global 1200 Healthcare Index, 15% S&P 500 HealthCare Corporate Bond Index, 5% S&P Composite 1500 Health Care REITS Index	12.77%	12.22%	6.79%	9.22%	7.73%
Performance of a $10,000 Investment (as of March 31, 2024)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of March 31, 2024. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnthw.com or by calling 800-522-5465.
The annualized net operating expense ratio, excluding fee waivers based on the six-month period ended March 31, 2024 was 3.30%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended March 31, 2024 was 3.28%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended March 31, 2024 was 1.51%.
abrdn World Healthcare Fund	5

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of March 31, 2024

Asset Allocation
Common Stocks	100.9%
Non-Convertible Notes	17.6%
Convertible Preferred Stocks	2.5%
Milestone Interest	0.0%
Short-Term Investments	3.7%
Call Options Written	(0.1%)
Liabilities in Excess of Other Assets	(24.6%)
100.0%

Industries
Pharmaceuticals	53.9%
Health Care Equipment & Supplies	17.8%
Biotechnology	17.5%
Health Care Providers & Services	16.3%
Life Sciences Tools & Services	10.4%
Health Care REITs	4.7%
Healthcare Service	0.3%
Health Care Technology	0.1%
Short-Term Investments	3.7%
Liabilities in Excess of Other Assets	(24.7%)
100.0%

Countries	Percentage of Net Assets	Percentage of Managed Assets
United States	68.8%	55.0%
United States (with Substantial ex-U.S. revenue)	28.5%	22.8%
Denmark	6.8%	5.4%
United Kingdom	6.4%	5.1%
Switzerland	2.8%	2.2%
Germany	1.9%	1.5%
France	1.9%	1.5%
Japan	1.7%	1.3%
Netherlands	1.3%	1.1%
Israel	0.5%	0.4%
China	0.2%	0.1%
Ireland	0.1%	0.1%
Canada	0.0%	0.0%

Top Ten Holdings
Eli Lilly & Co.	7.9%
Novo Nordisk AS, ADR	6.5%
UnitedHealth Group, Inc.	5.8%
Johnson & Johnson	4.6%
Merck & Co., Inc.	4.6%
AbbVie, Inc.	4.0%
AstraZeneca PLC, ADR	3.9%
Roche Holding AG, ADR	3.8%
Thermo Fisher Scientific, Inc.	3.1%
Abbott Laboratories	2.5%

6	abrdn World Healthcare Fund

Portfolio of Investments (unaudited)
As of March 31, 2024

	Shares or Principal Amount	Value
NON-CONVERTIBLE NOTES—17.6%
GERMANY—0.8%
EMD Finance LLC, 3.25%, 03/19/2025(a)	$ 4,000,000	$ 3,913,539
SWITZERLAND—0.4%
Novartis Capital Corp., 3.40%, 05/06/2024	2,115,000	2,110,421
UNITED KINGDOM—1.5%
AstraZeneca PLC, 3.38%, 11/16/2025	5,000,000	4,872,545
GlaxoSmithKline Capital PLC, 3.00%, 06/01/2024	1,400,000	1,393,721
GlaxoSmithKline Capital PLC, 3.38%, 06/01/2029	1,000,000	942,431
		7,208,697
UNITED STATES—14.9%
Abbott Laboratories, 4.75%, 11/30/2036	5,652,000	5,605,608
AbbVie, Inc., 4.45%, 05/14/2046	1,705,000	1,531,013
AbbVie, Inc., 4.50%, 05/14/2035	3,200,000	3,076,272
Amgen, Inc., 2.00%, 01/15/2032	1,555,000	1,258,988
Amgen, Inc., 3.63%, 05/22/2024	2,000,000	1,994,198
Baxalta, Inc., 4.00%, 06/23/2025	831,000	817,417
Becton Dickinson & Co., 3.73%, 12/15/2024	328,000	323,763
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	1,400,000	1,315,071
Cigna Group, 2.38%, 03/15/2031	3,200,000	2,695,011
CVS Health Corp., 1.88%, 02/28/2031	2,448,000	1,994,588
DH Europe Finance II SARL, 3.25%, 11/15/2039	985,000	795,578
Elevance Health, Inc., 2.55%, 03/15/2031	3,200,000	2,733,886
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.00%, 06/30/2028(a),(b)	789,000	54,737
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/2027(a),(b)	516,000	33,540
HCA, Inc., 5.25%, 04/15/2025	600,000	597,495
HCA, Inc., 5.38%, 02/01/2025	1,250,000	1,246,371
IQVIA, Inc., 5.00%, 05/15/2027(a)	710,000	693,262
Johnson & Johnson, 2.45%, 03/01/2026	4,300,000	4,120,096
Johnson & Johnson, 2.90%, 01/15/2028	1,400,000	1,326,194
Johnson & Johnson, 3.70%, 03/01/2046	5,470,000	4,567,810
Laboratory Corp. of America Holdings, 3.60%, 02/01/2025	1,400,000	1,376,125
Mallinckrodt CB LLC, 10.00%, 06/15/2029	997,897	–
Medtronic, Inc., 4.38%, 03/15/2035	1,675,000	1,601,663
Merck & Co., Inc., 2.75%, 02/10/2025	1,463,000	1,432,642
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(a),(b),(c)	193,000	126,522
Pfizer, Inc., 3.45%, 03/15/2029	5,300,000	5,018,301
Pfizer, Inc., 4.00%, 12/15/2036	1,800,000	1,637,423
Roche Holdings, Inc., 2.08%, 12/13/2031(a)	3,600,000	2,965,602
Sanofi SA, 3.63%, 06/19/2028	2,600,000	2,513,799
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	1,500,000	1,434,733
Thermo Fisher Scientific, Inc., 5.40%, 08/10/2043	3,500,000	3,579,041
UnitedHealth Group, Inc., 3.88%, 12/15/2028	2,560,000	2,469,059
	Shares or Principal Amount	Value

UnitedHealth Group, Inc., 4.20%, 05/15/2032	$ 6,060,000	$ 5,759,139
Zimmer Biomet Holdings, Inc., 4.25%, 08/15/2035	5,000,000	4,458,918
		71,153,865
Total Non-Convertible Notes		84,386,522
CONVERTIBLE PREFERRED STOCKS(d),(e),(f)—2.5%
FRANCE—1.8%
Amolyt Pharma SAS Series C	981,328	7,659,523
Flamingo Therapeutics, Inc. Series A3	136,337	898,703
		8,558,226
IRELAND—0.1%
Priothera Co. Ltd. Series A, 6.00%	194,134	366,523
UNITED STATES—0.6%
Endeavor Biomedicines, Inc. Series B, 8.00%	424,079	1,999,999
Engrail Therapeutics, Inc. Series B	897,073	950,000
IO Light Holdinigs, Inc. Series A2	101,839	10
		2,950,009
Total Convertible Preferred Stocks		11,874,758
COMMON STOCKS—100.9%
CANADA—0.0%
Fusion Pharmaceuticals, Inc.(e)	3,689	78,649
CHINA(e)—0.2%
BeiGene Ltd., ADR	4,114	643,389
I-Mab, ADR	38,848	72,257
		715,646
DENMARK—6.8%
Genmab AS, ADR(e)	49,797	1,489,428
Novo Nordisk AS, ADR(g)	241,010	30,945,684
		32,435,112
FRANCE—0.1%
Abivax SA(e)	37,000	534,894
GERMANY—1.1%
Bayer AG	173,684	5,318,996
ISRAEL—0.5%
Teva Pharmaceutical Industries Ltd., ADR(e),(g)	178,032	2,512,032
JAPAN—1.7%
Astellas Pharma, Inc.	44,419	477,182
Daiichi Sankyo Co. Ltd.	54,075	1,720,606
Eisai Co. Ltd.	6,830	281,319
Hoya Corp.	9,682	1,210,936
M3, Inc.	7,436	107,014
Olympus Corp.	28,940	416,687
Ono Pharmaceutical Co. Ltd.	11,330	185,641
Otsuka Holdings Co. Ltd.	20,808	864,329
Shionogi & Co. Ltd.	7,707	393,841
Takeda Pharmaceutical Co. Ltd.	9,600	267,013
Takeda Pharmaceutical Co. Ltd., ADR	105,073	1,459,464
Terumo Corp.	34,576	632,694
		8,016,726
NETHERLANDS(e)—1.3%
Argenx SE, ADR(g)	10,171	4,004,526
Koninklijke Philips NV	114,765	2,295,300
		6,299,826

abrdn World Healthcare Fund	7

Portfolio of Investments (unaudited)  (continued)
As of March 31, 2024

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
SWITZERLAND—2.4%
Lonza Group AG	8,006	$ 4,784,372
Novartis AG, ADR	38,071	3,682,608
Oculis Holding AG(e)	218,570	2,633,769
Sandoz Group AG, ADR(e)	7,614	229,181
		11,329,930
UNITED KINGDOM—4.9%
AstraZeneca PLC, ADR(g)	275,850	18,688,837
Smith & Nephew PLC, ADR	181,710	4,608,166
		23,297,003
UNITED STATES—81.9%
Abbott Laboratories(g)	103,465	11,759,832
AbbVie, Inc.(g)	105,731	19,253,615
Acadia Healthcare Co., Inc.(e)	19,185	1,519,836
Agilent Technologies, Inc.	8,119	1,181,396
Amgen, Inc.	38,724	11,010,008
Ardelyx, Inc.(e),(g)	321,993	2,350,549
Avantor, Inc.(e)	129,084	3,300,678
Baxter International, Inc.(g)	61,426	2,625,347
Becton Dickinson & Co.	6,521	1,613,621
Biogen, Inc.(e),(g)	24,504	5,283,798
Boston Scientific Corp.(e)	125,945	8,625,973
Bristol-Myers Squibb Co.	71,588	3,882,217
Charles River Laboratories International, Inc.(e),(g)	17,364	4,704,776
Cigna Group	2,600	944,294
Community Health Systems, Inc.(e)	8,700	30,450
Community Healthcare Trust, Inc., REIT	14,900	395,595
CSL Ltd.	30,845	5,787,367
Danaher Corp.	37,107	9,266,360
Dexcom, Inc.(e)	25,415	3,525,061
Diversified Healthcare Trust, REIT	63,841	157,049
Edwards Lifesciences Corp.(e)	26,082	2,492,396
Elevance Health, Inc.	22,273	11,549,441
Eli Lilly & Co.	48,523	37,748,953
Galera Therapeutics, Inc.(e)	161,709	22,639
Gilead Sciences, Inc.(g)	75,300	5,515,725
Global Medical REIT, Inc., REIT	143,229	1,253,254
GSK PLC, ADR	41,852	1,794,195
Guardant Health, Inc.(e)	83,729	1,727,329
HCA Healthcare, Inc.	10,113	3,372,989
Healthcare Realty Trust, Inc., REIT	149,567	2,116,373
Healthpeak Properties, Inc., REIT	279,943	5,248,931
Humana, Inc.(g)	14,933	5,177,570
IDEXX Laboratories, Inc.(e)	10,404	5,617,432
Illumina, Inc.(e),(g)	26,735	3,671,250
Incyte Corp.(e)	12,302	700,845
Insulet Corp.(e),(g)	12,341	2,115,247
Intuitive Surgical, Inc.(e)	20,041	7,998,163
IQVIA Holdings, Inc.(e)	13,311	3,366,219
Johnson & Johnson(g)	140,339	22,200,226
LTC Properties, Inc., REIT	46,903	1,524,817
McKesson Corp.	8,401	4,510,077
Medical Properties Trust, Inc., REIT	145,186	682,374
Medtronic PLC	94,582	8,242,821
Merck & Co., Inc.	166,915	22,024,434
Shares or Principal Amount		Value

Moderna, Inc.(e)	11,708	$ 1,247,605
Molina Healthcare, Inc.(e)	11,036	4,533,920
National Health Investors, Inc., REIT	4,442	279,091
Oculis Holding AG(e)	42,840	516,222
Omega Healthcare Investors, Inc., REIT	71,075	2,250,945
Perrigo Co. PLC	15,882	511,242
Pfizer, Inc.(g)	354,075	9,825,581
R1 RCM, Inc.(e)	124,297	1,600,945
Regeneron Pharmaceuticals, Inc.(e)	10,566	10,169,669
ResMed, Inc.	8,104	1,604,835
Roche Holding AG, ADR	562,829	17,965,502
Sabra Health Care REIT, Inc., REIT	90,781	1,340,835
Sanofi SA, ADR(g)	217,745	10,582,407
Stryker Corp.	16,321	5,840,796
Thermo Fisher Scientific, Inc.	25,566	14,859,215
UnitedHealth Group, Inc.	56,179	27,791,751
Universal Health Realty Income Trust, REIT	8,183	300,398
Ventas, Inc., REIT	66,681	2,903,291
Veradigm, Inc.(e)	90,363	695,795
Vertex Pharmaceuticals, Inc.(e),(g)	16,279	6,804,785
Welltower, Inc., REIT	41,484	3,876,265
West Pharmaceutical Services, Inc.	3,370	1,333,543
Zimmer Biomet Holdings, Inc.(g)	23,986	3,165,672
Zoetis, Inc.	27,301	4,619,602
		392,511,434
Total Common Stocks		483,050,248
SHORT-TERM INVESTMENT—3.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.26%(h)	17,839,462	17,839,462
Total Short-Term Investment		17,839,462
	Interest
MILESTONE INTEREST 0.0%
Rainier Therapeutics, Inc. Milestone Interest(d),(e),(f)	1,921	$ 0
Total Milestone Interest		–
Total Investments 124.7% (Cost $578,577,955)		597,150,990
Liabilities in Excess of Other Assets (24.7%)		(118,116,523)
Net Assets 100.0%		$ $479,034,467

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Variable or Floating Rate security. Rate disclosed is as of March 31, 2024.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Non-income producing security.
(f)	Restricted security.
(g)	A portion of security is pledged as collateral for call options written.
(h)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of March 31, 2024.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

8	abrdn World Healthcare Fund

Portfolio of Investments (unaudited)  (continued)
As of March 31, 2024

At March 31, 2024, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
04/30/2024	Goldman Sachs & Co.	USD	2,986,725	AUD	4,572,304	$2,981,851	$4,874
United States Dollar/British Pound
04/30/2024	Goldman Sachs & Co.	USD	11,910,025	GBP	9,440,375	11,916,926	(6,901)
United States Dollar/Danish Krone
04/30/2024	Goldman Sachs & Co.	USD	14,567,908	DKK	100,246,147	14,518,893	49,015
United States Dollar/Euro
04/30/2024	Goldman Sachs & Co.	USD	15,995,897	EUR	14,756,481	15,937,235	58,662
United States Dollar/Israeli Shekel
04/30/2024	Goldman Sachs & Co.	USD	1,228,780	ILS	4,457,647	1,213,646	15,134
United States Dollar/Japanese Yen
04/30/2024	Goldman Sachs & Co.	USD	3,479,026	JPY	523,322,125	3,471,806	7,220
United States Dollar/Swiss Franc
04/30/2024	Goldman Sachs & Co.	USD	15,520,746	CHF	13,872,816	15,428,721	92,025
						$65,469,078	$220,029
Unrealized appreciation on forward foreign currency exchange contracts							$226,930
Unrealized depreciation on forward foreign currency exchange contracts							$(6,901)

abrdn World Healthcare Fund	9

Portfolio of Investments (unaudited)  (concluded)
As of March 31, 2024

	Number of Contracts (100 shares each)	Notional Amount ($)	Value ($)
Option Contracts Written—(0.1)%
Call Options Written—(0.1)%
Abbott Laboratories Apr24 113 Call	134	(1,514,200)	(37,252)
AbbVie, Inc. Apr24 182.5 Call	83	(1,514,750)	(19,256)
Ardelyx, Inc. Apr24 9 Call	1,645	(1,480,500)	(24,675)
Argenx SE Apr24 420 Call	42	(1,764,000)	(24,150)
AstraZeneca PLC Apr24 68 Call	134	(911,200)	(21,440)
Baxter International, Inc. Apr24 43 Call	275	(1,182,500)	(27,500)
Biogen, Inc. Apr24 225 Call	132	(2,970,000)	(22,440)
Charles River Laboratories International, Inc. Apr24 280 Call	85	(2,380,000)	(30,600)
Gilead Sciences, Inc. Apr24 75 Call	82	(615,000)	(5,494)
Humana, Inc. Apr24 370 Call	64	(2,368,000)	(21,248)
Illumina, Inc. Apr24 140 Call	106	(1,484,000)	(53,000)
Insulet Corp. Apr24 175 Call	34	(595,000)	(18,496)
Johnson & Johnson Apr24 160 Call	370	(5,920,000)	(68,450)
Medtronic PLC Apr24 85 Call	71	(603,500)	(21,655)
Novo Nordisk AS Apr24 135 Call	137	(1,849,500)	(16,440)
Pfizer, Inc. Apr24 28 Call	529	(1,481,200)	(26,450)
Sanofi SA Apr24 50 Call	591	(2,955,000)	(35,460)
Teva Pharmaceutical Industries Ltd. Apr24 15 Call	395	(592,500)	(5,135)
Vertex Pharmaceuticals, Inc. Apr24 430 Call	69	(2,967,000)	(33,120)
Zimmer Biomet Holdings, Inc. Apr24 130 Call	137	(1,781,000)	(49,320)
Total Call Options Written (Premiums received $(437,694))			(561,581)

See Notes to Financial Statements.
10	abrdn World Healthcare Fund

Statement of Assets and Liabilities  (unaudited)
As of March 31, 2024

Assets
Investments, at value (cost $560,595,378)	$ 579,311,528
Short-term investments, at value (cost $17,839,462)	17,839,462
Milestone interests, at value(cost $143,115)	—
Foreign currency, at value (cost $7,223)	7,222
Cash	29,081
Receivable for investments sold	8,276
Interest and dividends receivable	2,015,747
Receivable for common shares issued	135,898
Unrealized appreciation on forward foreign currency exchange contracts	226,930
Reimbursement receivable due from Investment Manager	40,162
Tax reclaim receivable	1,545,365
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	271,108
Prepaid expenses in connection with bank loan	8,675
Prepaid expenses	386,555
Total assets	601,826,009
Liabilities
Bank loan payable	120,000,000
Interest payable on line of credit	1,437,847
Written Options, at value(premiums received $437,694)	561,581
Investment advisory fees payable (Note 3)	501,812
Administration fees payable (Note 3)	48,661
Trustee fees payable	11,095
Investor relations fees payable (Note 3)	9,356
Unrealized depreciation on forward foreign currency exchange contracts	6,901
Other accrued expenses	214,289
Total liabilities	122,791,542
Commitments and Contingencies (Notes 7 & 10)

Net Assets	$ 479,034,467
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 382,446
Paid-in capital in excess of par	505,073,002
Accumulated loss	(26,420,981)
Net Assets	$ 479,034,467
Net asset value per share based on 38,244,601 shares issued and outstanding	$ 12.53
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn World Healthcare Fund	11

Statement of Operations  (unaudited)
For the Six-Months Ended March 31, 2024

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $181,918)	$ 4,649,856
Interest and amortization of discount and premium and other income	1,967,679
Total investment income	6,617,535
Expenses:
Investment advisory fee (Note 3)	2,849,960
Investor relations fees and expenses (Note 3)	126,763
Trustees' fees and expenses	74,964
Custodian’s fees and expenses	74,627
Reports to shareholders and proxy solicitation	64,605
Administration fee (Note 3)	61,644
Legal fees and expenses	61,409
Independent auditors’ fees and tax expenses	58,000
Transfer agent’s fees and expenses	17,239
Insurance expense	9,204
Miscellaneous	87,776
Total operating expenses, excluding interest expense	3,486,191
Interest expense	4,009,391
Total operating expenses before reimbursed/waived expenses	7,495,582
Expenses waived by investment adviser (Note 3)	(40,162)
Net expenses	7,455,420

Net Investment Loss	(837,885)
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investments	(9,773,544)
Written options	1,526,176
Forward foreign currency exchange contracts	(598,470)
Foreign currency transactions	(4,643)
(8,850,481)
Net change in unrealized appreciation/(depreciation) on:
Investments	66,724,035
Written options	(161,974)
Forward foreign currency exchange contracts	128,981
Foreign currency translation	6,718
66,697,760
Net realized and unrealized gain from investments, written options, forward foreign currency exchange contracts and foreign currencies	57,847,279
Change in Net Assets Resulting from Operations	$ 57,009,394

See Notes to Financial Statements.
12	abrdn World Healthcare Fund

Statements of Changes in Net Assets

	For the Six-Month Period Ended March 31, 2024 (unaudited)	For the Year Ended September 30, 2023
Increase/(Decrease) in Net Assets:
Operations:
Net investment loss	$ (837,885)	$ (1,615,740)
Net realized loss from investments, written options, forward foreign currency exchange contracts and foreign currency transactions	(8,850,481)	33,221,850
Net change in unrealized appreciation on investments, written options, forward foreign currency exchange contracts and foreign currency translation	66,697,760	6,011,873
Net increase in net assets resulting from operations	57,009,394	37,617,983
Distributions to Shareholders From:
Distributable earnings	(26,710,100)	(30,951,311)
Return of capital	–	(22,034,793)
Net decrease in net assets from distributions	(26,710,100)	(52,986,104)
Proceeds from at-the-market offering resulting in the issuance of 0 and 274,984 shares of common stock, respectively (Note 5)	–	3,950,593
Expenses in connection with the at-the-market stock offering (Note 5)	–	(7,478)
Reinvestment of dividends resulting in the issuance of 131,263 and 318,084 shares of common stock, respectively	1,617,549	4,199,880
Change in net assets from capital transactions	1,617,549	8,142,995
Change in net assets	31,916,843	(7,225,126)
Net Assets:
Beginning of period	447,117,624	454,342,750
End of period	$479,034,467	$ 447,117,624
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn World Healthcare Fund	13

Statement of Cash Flows  (unaudited)
For the Six-Months Ended  March 31, 2024

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 57,009,394
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(61,705,830)
Investments sold and principal repayments	85,960,477
Proceeds from option contracts written	1,723,185
Decrease in short-term investments, excluding foreign government	2,029,538
Net amortization/accretion of premium/(discount)	7,994
Increase in receivable for common shares sold	(135,898)
Increase in interest, dividends and other receivables	(930,934)
Net change unrealized appreciation on forward foreign currency exchange contracts	(128,981)
Increase in prepaid expenses	(344,681)
Decrease in interest payable on revolving credit facility	(6,820)
Decrease in accrued investment advisory fees payable	(1,300)
Decrease in other accrued expenses	(28,255)
Net change in unrealized appreciation of investments and options	(66,562,061)
Net change in unrealized appreciation on foreign currency translations	(6,718)
Net realized loss on investments transactions and options	8,247,368
Net cash provided by operating activities	25,126,478
Cash flows from financing activities:
Distributions paid to shareholders	(26,710,100)
Proceeds from reinvestment of dividends	1,617,549
Net cash used in financing activities	(25,092,551)
Effect of exchange rate on cash	(1)
Net change in cash	33,926
Unrestricted and restricted cash and foreign currency, beginning of period	2,377
Unrestricted and restricted cash and foreign currency, end of period	$ 36,303
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$ 4,016,211

See Notes to Financial Statements.
14	abrdn World Healthcare Fund

Financial Highlights

	For the Six-Month Period Ended March 31,	For the Fiscal Years Ended September 30,
	2024 (unaudited)(a)	2023 (b)	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(c):
Net asset value per common share, beginning of period	$11.73	$12.11	$15.18	$14.14	$13.51	$15.24
Net investment income/(loss)	(0.02)	(0.04)	0.05	0.08	0.10	0.06
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	1.52	1.05	(4.52)	2.36	1.93	(0.40)
Total from investment operations applicable to common shareholders	1.50	1.01	(4.47)	2.44	2.03	(0.34)
Distributions to common shareholders from:
Net investment income	(0.70)	–	(0.33)	(0.14)	(0.05)	(0.19)
Net realized gains	–	(0.82)	(0.50)	–	–	–
Return of capital	–	(0.58)	(0.57)	(1.26)	(1.35)	(1.21)
Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Capital Share Transactions:
Impact due to open market repurchase policy	–	–	–	–	–(d)	0.01
Impact of shelf offering	–	0.01	–	–	–	–
Total capital share transactions	–	0.01	–	–	–	0.01
Net asset value per common share, end of period	$12.53	$11.73	$12.11	$15.18	$14.14	$13.51
Market price, end of period	$13.23	$11.72	$12.86	$16.45	$14.33	$13.44
Total Investment Return Based on(e):
Market price	19.73%	1.70%	(13.65%)	26.00%	18.14%	6.80%
Net asset value	13.30%	8.09%	(11.94%)	17.91%	15.97%	(1.10%)
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$479,034	$447,118	$454,343	$565,682	$426,526	$407,475
Average net assets applicable to common shareholders (000 omitted)	$454,772	$482,033	$531,805	$508,230	$426,665	$417,386
Net operating expenses, net of fee waivers	3.28%(f)	2.99%	1.91%	1.74%	2.16%	2.53%
Net operating expenses, excluding fee waivers	3.30%(f)	–	–	–	–	–
Net operating expenses, net of fee waivers and excluding interest expense	1.51%(f)	1.54%	1.53%	1.51%	1.57%	1.59%
Net Investment income (loss)	(0.37%)(f)	(0.34%)	0.37%	0.53%	0.68%	0.45%
Portfolio turnover	10%(g)	40.12%	43.87%	69.37%	48.11%	55.17%
Senior securities (loan facility) outstanding (000 omitted)	$120,000	$120,000	$120,000	$120,000	$120,000	$120,000
						440%

Asset coverage ratio on revolving credit facility at period end	499%	473%	479%	571%	455%	See Notes to Financial Statements.
abrdn World Healthcare Fund	15

Financial Highlights  (concluded)

	For the Six-Month Period Ended March 31,	For the Fiscal Years Ended September 30,
	2024 (unaudited)(a)	2023 (b)	2022	2021	2020	2019
Asset coverage per $1,000 on revolving credit facility at period end	$4,992	$4,726	$4,786	$5,714	$4,554	$4,396

(a)	Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund. Prior to October 27, 2023, the Fund was managed by Tekla Capital Management, LLC.
(b)	Beginning with the year ended September 30, 2023, the Fund’s financial statements were audited by KPMG LLP. Previous years were audited by a different independent registered public accounting firm.
(c)	Based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(f)	Annualized.
(g)	Not annualized.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
16	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)
March 31, 2024

1.  Organization
abrdn World Healthcare Fund (the "Fund") is a Massachusetts business trust formed on March 5, 2015 and registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund commenced operations on June 30, 2015. The Fund’s investment objective is to seek current income and long-term capital appreciation. The Fund invests primarily in equity and debt securities of public and private U.S. and non-U.S. companies believed by the Fund’s Investment Adviser, abrdn Inc. (as of October 27, 2023) (prior to October 27, 2023, Tekla Capital Management, LLC) (the "Investment Adviser,"  the "Adviser" or "abrdn"), to have significant potential for above-average growth.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable. With respect to the Fund's investments in securities of early and /or later stage financing of a privately held companies ("Venture Capital Securities"), the Private Venture Valuation Committee ("PV Valuation Committee"), which is a Committee of the Board, performs fair value determinations for the Fund.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Convertible preferred shares, warrants or convertible note interests in Venture Capital Securities, milestone interests, and other restricted securities are typically valued in good faith, based upon the recommendations made by the PV Valuation Committee or the Valuation Designee pursuant to fair valuation policies and procedures approved by the Board.
Derivative instruments are valued at fair value. Exchange-traded futures are generally Level 1 investments and centrally cleared swaps and forwards are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the

abrdn World Healthcare Fund	17

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/exchange-traded funds ("ETFs"), exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s, other than a Venture Capital Security, market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
Venture Capital Securities are valued based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs considered may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies;
or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;

18	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of March 31, 2024 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$ 460,602,251	$ 22,447,997	$ –	$483,050,248
Non-Convertible Notes	–	84,386,522	–	84,386,522
Convertible Preferred Stocks	–	–	11,874,758	11,874,758
Milestone Interest	–	–	–	–
Short-Term Investment	17,839,462	–	–	17,839,462
Total Investments	$478,441,713	$106,834,519	$11,874,758	$ 597,150,990
Other Financial Instruments
Foreign Currency Exchange Contracts		$ 226,930	$ –	$ 226,930
Total Investment Assets	$478,441,713	$ 107,061,449	$11,874,758	$ 597,377,920
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$ –	$ (6,901)	$ –	$ (6,901)
Written Options	(561,581)	–	–	(561,581)
Total Investment Liabilities	$ (561,581)	$ (6,901)	$ –	$ (568,482)

abrdn World Healthcare Fund	19

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

Rollforward of Level 3 Fair Value Measurements For the Six Months Ended March 31, 2024
Investments in Securities	Balance as of September 30, 2023	Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	Net Purchases and conversions	Balance as of March 31, 2024	Net Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2024
Convertible Preferred Stocks
France	$3,100,979	$5,457,247	$0	$8,558,226	$5,457,247
United States	2,154,672	(154,663)	950,000	2,950,009	(154,663)
Ireland	1,436,737	(1,070,214)	0	366,523	(1,070,214)
Milestone Interest
United States	0	-	0	-	-
Total	$6,692,388	$4,232,370	$950,000	$11,874,758	$4,232,370

Description	Fair Value at 03/31/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between FairValue and Input; if input value increases then Fair Value:
Convertible Preferred Stocks	$11,874,758	Transaction Price	(a)	N/A	N/A	Increase
Milestone Interests	$0	Probability adjusted value	Probability of events Timing of events	0.00% 1.25-12.25 years	0.00% 6.55 years	Increase Decrease
	$11,874,758
Amounts listed as “–” are $0 or round to $0.
(a)	The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"), as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

20	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Public Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

abrdn World Healthcare Fund	21

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Options
An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.
The Fund’s obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.
If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.
All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund’s custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of March 31, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$ 226,930	$–	$ –	$–	$–	$ 226,930
Total	$–	$226,930	$–	$ –	$–	$–	$ 226,930
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$ 6,901	$–	$ –	$–	$–	$ 6,901
Written Options, market value	–	–	–	561,581	–	–	561,581
Total	$–	$ 6,901	$–	$561,581	$–	$–	$568,482
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of March 31, 2024 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
22	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
Goldman Sachs & Co.	$226,930	$(6,901)	$–	$220,029	$6,901	$(6,901)	$–	$–
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the six-month period ended March 31, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$ (598,470)	$–	$ –	$–	$ (598,470)
Written Options	–	–	–	1,526,176	–	1,526,176
Total	$–	$(598,470)	$–	$1,526,176	$–	$ 927,706
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$ 128,981	$–	$ –	$–	$ 128,981
Written Options	–	–	–	(161,974)	–	(161,974)
Total	$–	$ 128,981	$–	$ (161,974)	$–	$ (32,993)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended March 31, 2024. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended March 31, 2024.
Derivative	Average Notional Value
Written Options Contracts	$ 509,272
Foreign Currency Contracts Purchased	$ 1,096,181
Foreign Currency Contracts Sold	$59,689,249
f.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds

abrdn World Healthcare Fund	23

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available.
g.  Distributions:
The Fund has a stable distribution policy to pay distributions from net investment income supplemented by net realized capital gains and return of capital distributions, if necessary, on a monthly basis. The stable distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.
h.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.
i.  Milestone Interests
The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Rainier Therapeutics’ principal product candidate as of the date of the sale.
The following is a summary of the impact of the milestone interests on the financial statements as of and for the six-month period ended March 31, 2024:
Statement of Assets and Liabilities, Milestone interests, at value	$ —
Statement of Assets and Liabilities, Total distributable earnings	$(143,115)
Statement of Operations, Change in unrealized appreciation (depreciation)	$ 0
Amounts listed as “–” are $0 or round to $0.
j.  Cash Flow Information:
The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents cash deposits at March 31, 2024.
3.  Agreements and Transactions with Affiliates
a.  Investment Advisory and Other Affiliated Fees
Effective as of the close of business October 27, 2023, abrdn Inc. serves as the Fund’s Investment Adviser pursuant to an investment management agreement (the “Advisory Agreement”) with the Fund. The Adviser is a wholly-owned indirect subsidiary of abrdn plc. In rendering management services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser. As compensation for its services to the Fund, the Investment Adviser receives an annual investment advisory fee at an annual rate of 1.00% of the average daily value of the Fund’s Managed Assets. Managed Assets means the total assets of the Fund minus the Fund’s liabilities other than the loan payable. For the six-month period ended March 31, 2024, the Fund paid the Adviser $2,438,570.
Prior to close of business on October 27, 2023, the Fund paid Tekla Capital Management, LLC (the "Prior Advisor") an annual fee calculated at the same rate as discussed above. For the period from October 1, 2023 to October 27, 2023, the Prior Advisor earned an advisory fee of $411,390.
The Fund entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimbursed the Prior Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund’s Chief Compliance Officer. For the period from October 1, 2023 to October 27, 2023, these payments amounted to $4,821 and are included in the Miscellaneous category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as

24	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

well as certain expenses paid for by the Prior Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.
Effective upon the close of business on October 27, 2023, the Adviser entered into a written contract with the Fund to limit the total ordinary operating expenses of the Fund (excluding leverage costs, interest, taxes, brokerage commissions, acquired fund fees and expenses and any non-routine expenses) from exceeding 1.51% of the average daily net assets of the Fund on an annualized basis for twelve months (the “Expense Limitation Agreement”). The Expense Limitation Agreement may not be terminated before October 27, 2025, without the approval of the Fund’s trustees who are not “interested persons” of the Fund (as defined in the 1940 Act). During the six-month period ended March 31, 2024, the Adviser waived and assumed $40,162 of the Fund's expenses pursuant to the Expense Limitation Agreement.
b.  Investor Relations:
Prior to March 1, 2024, Destra Capital Advisors LLC ("Destra") provided the Fund investor support services in connection with the ongoing operation of the Fund. The fund paid Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement. Effective March 1, 2024, under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Inc. or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund's investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.
During the six-month period ended March 31, 2024, the Fund incurred investor relations fees of approximately $9,356. For the six-month period ended March 31, 2024, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended March 31, 2024, were $58,270,282 and $82,668,519, respectively.
5.  Capital
The Fund is authorized to issue an unlimited number of common shares of beneficial interest at par value $0.01 per common share. As of March 31, 2024, there were 38,244,601 shares of common stock issued and outstanding.
The Fund has a registration statement on file with the SEC, initially effective on December 6, 2022, authorizing the Fund to issue shares through an At-the-Market Offering ("ATM") having an aggregate value of up to $150,000,000. The offering costs associated with the Fund’s ATM offering are approximately $278,586 of which $7,478 were charged to paid-in-capital upon the issuance of associated shares and $271,108 remains in prepaid expenses. On December 14, 2022, the Fund entered into a distribution agreement with Foreside Fund Services, LLC ("Foreside"), pursuant to which the Fund may offer and sell up to $150,000,000 of shares from time to time, through Foreside as its agent, in transactions deemed to be at the market as defined in Rule 415 under the Securities Act of 1933, as amended (the "Offering"). Under the Distribution Agreement, Foreside may enter into sub-placement agent agreements with one or more selected dealers. Foreside has entered into a sub-placement agent agreement, dated December 14, 2022 (the "Sub-Placement Agent Agreement"), with UBS Securities LLC ("UBS") relating to the shares to be offered under the Distribution Agreement. During the six-month period ended on March 31, 2024, there were no shares sold in connection with the ATM offering.
6.  Open Market Repurchase Program
In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.

abrdn World Healthcare Fund	25

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

During the six-month period ended March 31, 2024, the Fund did not repurchase any shares through the repurchase program.
7.  Private Companies and Other Restricted Securities
The Fund may invest in private companies and other restricted securities if these securities currently comprise 10% or less of Managed Assets. The value of these securities represented 8.7% of the Fund’s net assets at March 31, 2024.
At March 31, 2024, the Fund had a commitment of $319,577 relating to additional investments in three private companies.
The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at March 31, 2024. The Fund on its own does not have the right to demand that such securities be registered.
Security	Acquisition Date	Cost	Carrying Value per Unit	Value
Amolyt Pharma SAS, Series C — Convertible Preferred Stock	01/25/23	$2,306,755	$7.80	$7,659,523
Endeavor Biomedicines, Inc., Series B — Convertible Preferred Stock	01/21/22	2,002,482	4.72	1,999,999
Engrail Therapeutics, Inc., Series B — Convertible Preferred Stock	03/14/24	950,000	1.06	950,000
Flamingo Therapeutics, Inc., Series A3 — Convertible Preferred Stock	04/21/20, 10/28/20	3,142,774	6.59	898,703
IO Light Holdinigs, Inc., Series A2 — Convertible Preferred Stock	04/30/20, 05/17/21, 09/15/21*	337,063	0.00	10
Priothera Co. Ltd., Series A — Convertible Preferred Stock	10/07/20	2,265,398	1.89	366,523
Rainier Therapeutics, Inc. Milestone Interest	09/28/21	143,115	0.00	0
		$11,147,587		$11,874,758

*	Interest received as part of a corporate action for a previously owned security.
8.  Revolving Credit Facility
On January 26, 2024 the Fund’s Revolving Credit Facility with the Bank of Nova Scotia was amended to extend the scheduled commitment termination date to January 24, 2025 with a committed facility amount of $120,000,000. ("Revolving Credit Facility”).
The Fund maintains a $120,000,000 revolving credit facility with the Bank of Nova Scotia, which expires on January 24, 2025. As of March 31, 2024, the Fund had drawn down $120,000,000 from the Revolving Credit Facility, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.95% plus a SOFR Adjustment plus the relevant SOFR rate. The Fund is also charged a commitment fee on the daily unused balance of the revolving credit facility at the rate of 0.10% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.05% on the total line of credit balance, which is being amortized through January 24, 2025. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2023 to March 31, 2024 were 6.57% and $120,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended March 31, 2024, the Fund incurred fees of approximately $4,009,391.

26	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.
9.  Portfolio Investment Risks
a.  Concentration Risk:
The Fund’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities. As a result of its concentration policy, the Fund’s investments may be subject to greater risk than a fund that has securities representing a broader range of investments and may cause the value of the Fund’s shares to fluctuate significantly over relatively short periods of time.
b.  Convertible Securities Risk:
Convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Consequently, a unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer but more risk than the issuer’s debt obligations.
c.  Derivatives Risk (including Options, Futures and Swaps):
Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
d.  Equity-Linked Notes:
The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
e.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
f.  Foreign Securities Risk:
Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund's investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
g.  Key Personnel Risk:
There may be only a limited number of securities professionals who have comparable experience to that of the Fund’s existing portfolio management team in the area of healthcare companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.
h.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.
i.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and

abrdn World Healthcare Fund	27

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
j.  REIT and Real Estate Risk:
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.
k.  Restricted Securities and Valuation Risk:
Some of the Fund’s investments are subject to restrictions on resale and generally have no established trading market or are otherwise illiquid with little or no trading activity. The valuation process requires an analysis of various factors. The Fund’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) the price of a security sold at arm’s length in an issuer’s subsequent completed round of financing. As there is typically no readily available market value for some of the Restricted Securities in the Fund’s portfolio, such Restricted Securities in the Fund’s portfolio are valued at fair value as determined in good faith by or under the direction of the Board pursuant to the Fund’s valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments determined in good faith by the Board may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
l.  Risks Associated with the Fund’s Option Strategy:
The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its option strategy. There are several risks associated with transactions in options on securities used in connection with the Fund's option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option's life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund's portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option plus the exercise price of the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option.

28	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund's potential gain as the writer of a covered put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Pharmaceutical Sector Risk. The success of companies in the pharmaceutical sector is highly dependent on the development, procurement and marketing of drugs. The values of pharmaceutical companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of pharmaceutical companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights. The research and other costs associated with developing or procuring new drugs and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug.
The pharmaceutical sector is also subject to rapid and significant technological change and competitive forces that may make drugs obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the pharmaceutical sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the pharmaceutical sector may be adversely affected by government regulation and changes in reimbursement rates. The ability of many pharmaceutical companies to commercialize and monetize current and any future products depends in part on the extent to which reimbursement for the cost of such products and related treatments are available from third-party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations.
Biotechnology Industry Risk. The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology.
The biotechnology sector is also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Companies in the biotechnology sector may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Companies in the biotechnology sector may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with companies in the biotechnology industry, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services. Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs.
Managed Care Sector Risk. Companies in the managed care sector often assume the risk of both medical and administrative costs for their customers in return for monthly premiums. The profitability of these products depends in large part on the ability of such companies to predict, price for, and effectively manage medical costs. Managed care companies base the premiums they charge and their Medicare bids on estimates of future medical costs over the fixed contract period; however, many factors may cause actual costs to exceed what was estimated and reflected in premiums or bids.
Managed care companies are regulated at the federal, state, local and international levels. The evolution of the ACA and other regulatory reforms could materially and adversely affect the manner in which U.S. managed care companies conduct business and their results of operations, financial position and cash flows. New laws or regulations could drive substantial change to the way healthcare products and services are currently delivered and paid for in the United States. A transformative overhaul of the U.S. healthcare system could impact the financial viability of managed care companies in which the Fund may invest.
Life Science and Tools Industry Risk.  Life science industries are characterized by limited product focus, rapidly changing technology,

abrdn World Healthcare Fund	29

Notes to  Financial Statements (unaudited)  (continued)
March 31, 2024

extensive government regulation, and intense competition.  In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Extensive regulation can delay cause delays in product development, which may disadvantage a company in an intensely competitive environment. These various factors may result in abrupt advances and declines in the securities prices of particular companies, and, in some cases, may have a broad effect on the prices of securities of companies in particular life science industries.
Healthcare Technology Sector Risk. Companies in the healthcare technology sector may incur substantial cost related to product-related liabilities, interruptions at their data centers or client support facilities, claims for infringement or misappropriation of intellectual property rights of others, or infringement or misappropriation of their intellectual property.  Each of these may adversely impact the prices of securities of companies in the healthcare technology sector.
Additionally, the success of healthcare technology companies depends upon the recruitment and retention of key personnel. The failure to attract and retain qualified personnel could have a material adverse effect on healthcare technology companies’ prospects for long-term growth.
Healthcare Services Sector Risk. The operations of healthcare services companies are subject to extensive federal, state and local government regulations. A violation or departure from any of these legal requirements may result in government audits, lower reimbursements, significant fines and penalties, the potential loss of certification, recoupment efforts or voluntary repayments. If healthcare services companies fail to adhere to all of the complex government regulations that apply to their businesses, such companies could suffer severe consequences that would substantially reduce revenues, earnings, cash flows and stock prices.
A substantial percentage of a healthcare services company’s service revenues may be generated from patients who have state Medicaid or other non-Medicare government-based programs, such as coverage through the Department of Veterans Affairs (“VA”), as their primary coverage. As state governments and other governmental organizations face increasing budgetary pressure, healthcare services companies may in turn face reductions in payment rates, delays in the receipt of payments, limitations on enrollee eligibility or other changes to the applicable programs.
Healthcare Supplies Sector Risk. If healthcare supplies companies are unable to successfully expand their product lines through internal research and development and acquisitions or are unable to successfully grow their business through marketing partnerships, their business may be materially and adversely affected.
Quality is extremely important to healthcare supplies companies and their customers due to the serious and costly consequences of product failure. Quality certifications are critical to the marketing success of their products and services. If a healthcare supplies company fails to meet these standards or fails to adapt to evolving standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Facilities Sector Risk. A healthcare facility’s ability to negotiate favorable contracts significantly affects the revenues and operating results of such healthcare facilities. If a healthcare facility is unable to enter into and maintain managed care contractual arrangements on acceptable terms, if it experiences material reductions in the contracted rates received from managed care payers, or if it has difficulty collecting from managed care payers, its results of operations could be adversely affected.
Further changes in the Medicare and Medicaid programs or other government health care programs could have an adverse effect on a healthcare facility’s business. In addition to the changes affected by the ACA, the Medicare and Medicaid programs are subject to other regulatory changes which could materially increase or decrease payments from government programs in the future, as well as affect the cost of providing services to patients and the timing of payments to facilities, which could in turn adversely affect a healthcare facility’s overall business, financial condition, results of operations or cashflows.
Healthcare Equipment Sector Risk. The medical device markets are highly competitive and characterized by rapid change, which may affect a company’s ability to be competitive. They are also rigorously regulated and it is anticipated that governmental authorities will continue to scrutinize this industry closely, and that additional regulation may increase compliance and legal costs, exposure to    litigation, and other adverse effects to operations.
Healthcare equipment companies are substantially dependent on patent and other proprietary rights and failing to protect such rights or to be successful in litigation related to such rights may negatively impact the ability of healthcare equipment companies to sell current or future products.  Quality problems with the processes, goods and services of a healthcare equipment company could harm the company’s reputation for producing high-quality products and erode its competitive advantage, sales and market share. Quality certifications are critical to the marketing success of goods and services. If a healthcare equipment company fails to meet these standards, its reputation could be damaged, it could lose customers, and its revenue and results of operations could decline.
Healthcare Distributors Sector Risk. Companies in the healthcare distribution sector operate in markets that are highly competitive and in an industry that is highly regulated and often subject to legal proceedings. Due to the nature of the business of healthcare

30	abrdn World Healthcare Fund

Notes to  Financial Statements (unaudited)  (concluded)
March 31, 2024

distribution companies, each of the above may have an adverse impact on the securities prices of companies in the healthcare distribution sector.
Healthcare distribution companies depend on the availability of various components, compounds, raw materials and energy supplied by others for their operations. Any of these supplier relationships could be interrupted due to events beyond the control of such companies, including pandemics, epidemics or natural disasters, or could be terminated. A sustained supply interruption could have an adverse effect on business.
n.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
o.  Venture Capital Investments Risk:
The Fund may occasionally invest in venture capital opportunities. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the venture capital opportunities in which the Fund may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Fund. Some of these companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.
These investments, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Fund may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Fund’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies, if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.
10.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

11.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of March 31, 2024, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$584,950,768	$97,294,638	$(84,436,693)	$12,857,945
12.  Subsequent Events
Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of March 31, 2024, other than as noted below.
On April 9, 2024 and May 9, 2024, the Fund announced that it will pay on April 30, 2024 and May 31, 2024 a distribution of $0.1167 per share to all shareholders of record as of April 23, 2024 and May 23, 2024.
On May 24, 2024, the Board of abrdn plc announced Stephen Bird would be leaving abrdn effective June 30, 2024.

abrdn World Healthcare Fund	31

Supplemental Information (Unaudited)

Board Consideration of the new Advisory Agreement
At an in-person meeting held on June 26, 2023, the Trustees then-currently serving as Trustees of the Fund (the "Current Trustees"), including all of the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the 1940 Act, voting separately, unanimously determined, with respect to the Fund, that the terms of the new investment advisory agreement (each a "New Advisory Agreement")  are fair and reasonable and approved the New Advisory Agreement as being in the best interests of such Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by abrdn Inc. and Tekla Capital Management, LLC ("Tekla") regarding the June 20, 2023, Tekla purchase agreement (the "Purchase Agreement") with abrdn pursuant to which Tekla has agreed to sell certain assets to abrdn relating to Tekla's advisory business for the Fund (the "Asset Transfer") and the New Advisory Agreement, including information with respect to abrdn Inc. that was provided in response to a number of questions and supplemental information requests from counsel to the Independent Trustees and the Fund. In addition, prior to the June 26, 2023 Board meeting, the Trustees met with representatives of abrdn and Tekla and with the four then-nominated Trustees to serve as Trustees of the Fund (the "New Trustees"). The Independent Trustees of the Fund also met separately with their independent counsel to consider and discuss the New Advisory Agreement with respect to the Fund. The Trustees considered that the key members of the investment team currently managing the Fund at Tekla had entered into employment agreements with abrdn Inc. prior to Tekla and abrdn Inc. signing the Purchase Agreement and that substantially all of members of the investment team currently managing the Fund at Tekla are expected join abrdn Inc. as full-time employees and continue to manage the Fund under the New Advisory Agreement. In their deliberations, the Independent Trustees had the opportunity to meet privately on several occasions without representatives of abrdn or Tekla present and were represented throughout the process by counsel to the Independent Trustees and the Funds.
In approving the New Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by abrdn Inc., the investment performance of the Fund and abrdn Inc., the costs of services to be provided by abrdn Inc. and profits expected to be realized by abrdn Inc. with respect to the Fund. The Trustees also considered whether the proposed fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board also evaluated the financial strength of abrdn Inc. and abrdn Inc.'s ability to manage the Fund, noting that substantially all of the members of the investment team currently managing the Fund at Tekla are expected to continue to do so under the New Advisory Agreement. Counsel to the Independent Trustees and the Fund provided the Independent Trustees with a memorandum regarding the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. With respect to the Fund, the Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.
Nature, extent and quality of the services. The Trustees received and considered various information regarding the nature, extent and quality of the advisory services to be provided by abrdn Inc. to the Fund under the New Advisory Agreement. abrdn Inc. provided detailed responses to requests submitted by counsel to the Independent Trustees and the Fund. Prior to the June 26, 2023 meeting, the Trustees also received an in-person presentation from senior personnel across various departments of abrdn. The Trustees considered the information provided with respect to the resources that would be dedicated to the Fund and further considered that substantially all of the members of the investment team currently managing the Fund are expected to continue to do so under the New Advisory Agreement. Further, the Trustees noted that abrdn Inc. has advised the Trustees that in transitioning the management of the Fund, abrdn Inc. would be focused on minimizing any disruption to the Fund and its shareholders. The Trustees considered that abrdn Inc. is a very large asset manager and has extensive experience in managing closed-end funds. The Trustees noted that closed-end funds are an important element of the abrdn client base in the U.S. and globally and further noted that abrdn Inc. has substantial experience in assimilating closed-end funds into its family of funds.
The Trustees considered that as of December 31, 2022, abrdn had approximately $452 billion in assets under management and that abrdn Inc. manage 13 U.S. closed-end funds and 25 non-U.S. closed-end funds, totaling $29.8 billion in assets as of January 24, 2023. They also considered that while abrdn Inc. does not currently manage any healthcare or biotech strategies, substantially all of the members of the investment team currently managing the Fund at Tekla are expected to join abrdn Inc. as full-time employees and continue to manage the Fund under the New Advisory Agreement and abrdn Inc. had expressed its commitment to integrating this team into its organization and to expanding its expertise in the healthcare and biotech sectors more generally. The Trustees further considered that abrdn Inc. is committed to its asset management business and, in particular, its closed-end fund platform, has knowledge of the closed-end fund marketplace and has dedicated closed-end fund investor services professionals.
The Trustees noted abrdn Inc.'s and Tekla's representation that, if abrdn Inc. were approved as the Fund's investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and its shareholders, including administrative, regulatory and compliance services. The Trustees further considered certain differences in the valuation policies of abrdn Inc. and Tekla.
Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from abrdn Inc. as to the expected nature, extent and quality of the services to be provided to the Fund under the New Advisory Agreement.
32	abrdn World Healthcare Fund

Supplemental Information (Unaudited)  (continued)

Investment performance. The Trustees considered and reviewed the investment performance record of abrdn Inc. in managing other closed-end funds. The Trustees noted that abrdn Inc. does not currently manage any healthcare or biotech strategies. The Board also considered the information received and reviewed throughout the year and in connection with its recent annual approval of the investment advisory agreement between such Fund and Tekla (the "Tekla Advisory Agreement") regarding the Fund's performance, as well as the investment strategy and the investment team, both of which are expected to remain unchanged under the New Advisory Agreement. Furthermore, the Trustees considered that the Fund's investment objectives, fundamental and non-fundamental policies are not expected to change as a result of the New Advisory Agreement.
Fees and Expenses. The Trustees considered that, with respect to the Fund, the advisory fee schedule would be the same under the New Advisory Agreement as under the Tekla Advisory Agreement. The Trustees considered the various services to be provided by abrdn Inc. to the Fund under the New Advisory Agreement and reviewed comparisons of the Fund's proposed expense ratios to: (i) those of a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees in connection with their most recent renewal of the Tekla Advisory Agreement in March of 2023; and (ii) the Fund's current expenses and expense ratios under the Tekla Advisory Agreement. The Trustees noted that abrdn Inc.'s proposed fees are within the range of fees presented in the comparative information. The Trustees considered, among other things, that the Fund's aggregate expenses incurred in any fiscal year, including but not limited to investment advisory fees (but excluding borrowing costs, taxes, brokerage commissions, and any non-routine expenses) ("Operating Expenses") are expected to decrease as a result of expense limitation agreements abrdn Inc. has agreed to impose, which will be in effect for at least two years from the date that abrdn Inc. begins managing the Fund and that the services to be provided by abrdn Inc. under the New Advisory Agreement are at least comparable to the services provided to the Fund under the Tekla Advisory Agreement.
Economies of Scale. The Trustees noted that while the Fund, as a closed-end fund, generally would not present the opportunity for economies of scale by themselves, abrdn's large platform presented new opportunities for the Fund to receive the benefits of economies of scale through abrdn's relationships with service providers and other operational efficiencies. The Trustees noted that the New Advisory Agreement, like the Tekla Advisory Agreement, do not provide for breakpoints that might reduce the effective fee rate paid by a Fund to the extent such Fund's net assets should increase. The Trustees noted that although the Fund has a closed-end structure involving limitations on growth, the Fund had commenced an at-the-market offering in January 2023, and the New Board would have an opportunity to evaluate any economies of scale generated by this offering in connection with future renewals of the New Advisory Agreement.
The Trustees also noted abrdn Inc.'s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which abrdn Inc. may be able to achieve economies of scale for the Fund but noted that there can be no assurances that economies of scale will be achieved by abrdn Inc. Under the circumstances, the Board concluded that, with respect to the Fund, the proposed advisory fees are not excessive and that the advisory fee structure for the Fund is appropriate.
Fall-Out Benefits and Other Factors. The Trustees also considered information regarding potential "fall-out" or ancillary benefits that would be received by abrdn as a result of its relationship with the Fund. The Board received and considered information regarding the extent to which abrdn might derive other ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment adviser to the Fund. The Board concluded that, to the extent abrdn derives other benefits from its relationship with the Fund, those benefits are not so significant as to render abrdn Inc.'s fees excessive.
The Trustees also considered that Tekla has a financial interest under the Purchase Agreement in having the Board and shareholders approve the New Advisory Agreement.
Costs of Services Provided and Profitability. In evaluating the costs of the services to be provided by abrdn Inc. under the New Advisory Agreement and the expected profitability to abrdn Inc. from its proposed relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rate under the New Advisory Agreement. The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how abrdn Inc.'s profitability actually would be affected by becoming the investment adviser to the Fund, but that they had been satisfied, based on their review of the projected profitability of abrdn Inc., that the profitability from its relationship with the Fund would not be excessive.
Based on the information provided to and evaluated by the Trustees, the Trustees concluded that, with respect to the Fund, the fees proposed to be charged by abrdn Inc. under the New Advisory Agreement are fair and reasonable in light of the quality and nature of the services proposed to be provided by abrdn Inc. and that the proposed profitability of abrdn Inc.'s relationship with the Fund will not be excessive.
Conclusion. In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors. After an evaluation of the above-described factors and based on their deliberations and analysis of the information provided, the Trustees concluded that, with respect to the Fund, approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees voting separately, unanimously approved the New
abrdn World Healthcare Fund	33

Supplemental Information (Unaudited)  (concluded)

Advisory Agreement with respect to the Fund. Shareholders approved the New Advisory Agreement on October 25, 2023. Effective October 27, 2023, abrdn Inc. became the investment adviser of the Fund.
34	abrdn World Healthcare Fund

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn World Healthcare Fund	35

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

36	abrdn World Healthcare Fund

Corporate Information

Trustees
Todd Reit, Chair
Jeffrey Bailey
Stephen Bird
Rose DiMartino
Kathleen Goetz
C. William Maher
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian and Administrator
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The Financial Statements as of March 31, 2024, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn World Healthcare Fund are traded on the NYSE under the symbol “THW.” Information about the Fund’s net asset value and market price is available at www.abrdnthw.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn World Healthcare Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

THW-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR. On March 21, 2024, the Fund announced the appointment of Dr. Jason Akus as co-lead portfolio manager to the Fund alongside Dr. Daniel Omstead. Dr. Akus has served on the investment team with Dr. Omstead for over 20 years. Dr. Omstead was the founder of Tekla Capital Management (TCM) that served as the investment advisor to the Funds from 2001 until October 27, 2023, when a strategic transaction with abrdn Inc. (“abrdn”) was completed and the Fund’s advisory agreement transferred to abrdn. Dr. Akus’ appointment is part of the orderly transition of Dr. Omstead’s responsibilities as the lead portfolio manager to the Fund. Dr. Omstead continued to serve as the co-lead portfolio manager alongside Dr. Akus through May 31, 2024. Subsequently, Dr. Akus took over as lead portfolio manager and Dr. Omstead will remain at abrdn and serve in an advisory role to Dr. Akus and the investment team until September 30, 2024.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Oct. 1, 2023 — Oct. 31, 2023)	—	—	—	4,563,005
Month #2 (Nov. 1, 2023 — Nov. 30, 2023)	—	—	—	4,563,005
Month #3 (Dec. 1, 2023 — Dec. 31, 2023)	—	—	—	4,563,005
Month #4 (Jan. 1, 2024 — Jan. 31, 2024)	—	—	—	4,563,005
Month #5 (Feb. 1, 2024 — Feb. 29, 2024)	—	—	—	4,563,005
Month #6 (Mar. 1, 2024 — Mar. 31, 2024)	—	—	—	4,563,005
Total	—	$—	—

(1)	On December 3, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. In March 2024, the Board approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2025. Prior to this renewal, in March 2023, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended March 31, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Recovery of Erroneously Awarded Compensation

Not appliable

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR .

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR .

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), (c)(5) and (c)(6) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn World Healthcare Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of abrdn World Healthcare Fund

Date: June 10, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of abrdn World Healthcare Fund

Date: June 10, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of abrdn World Healthcare Fund

Date: June 10, 2024